EXHIBIT (n)(2)

Schedule A

AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS September 25, 2009

Eaton Vance Growth Trust

Eaton Vance Asian Small Companies Fund	Eaton Vance Greater China Growth Fund
Eaton Vance Atlanta Capital Large-Cap Growth Fund	Eaton Vance Multi-Cap Growth Fund
Eaton Vance Atlanta Capital SMID-Cap Fund	Eaton Vance Worldwide Health Sciences Fund
Eaton Vance Global Growth Fund

Eaton Vance Investment Trust

Eaton Vance AMT-Free Limited Maturity Municipals Fund	Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance California Limited Maturity Municipals Fund	Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund	Eaton Vance Pennsylvania Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund

Eaton Vance Managed Income Term Trust

2019 Municipals	2019 Investment Grade Corporates
2029 Municipals	2019 Investment Grade Non-Financial Corporates

Eaton Vance Municipals Trust

Eaton Vance Alabama Municipals Fund	Eaton Vance Missouri Municipals Fund
Eaton Vance Arizona Municipals Fund	Eaton Vance National Municipals Fund
Eaton Vance Arkansas Municipals Fund	Eaton Vance New Jersey Municipals Fund
Eaton Vance California Municipals Fund	Eaton Vance New York Municipals Fund
Eaton Vance Colorado Municipals Fund	Eaton Vance North Carolina Municipals Fund
Eaton Vance Connecticut Municipals Fund	Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund	Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund	Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund	Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund	Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund	Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund	Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund

Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipals Fund	Eaton Vance Kansas Municipals Fund
Eaton Vance Insured Municipals Fund	Eaton Vance Tax-Advantaged Bond Strategies Fund
Eaton Vance Tax-Advantaged Treasury-Linked Strategies
Fund

A-1

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Bond Fund	Eaton Vance Money Market Fund
Eaton Vance Cash Management Fund	Eaton Vance Strategic Income Fund
Eaton Vance Diversified Income Fund	Eaton Vance Structured Emerging Markets Fund
Eaton Vance Dividend Income Fund	Eaton Vance Tax Free Reserves
Eaton Vance Emerging Markets Local Income Fund	Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Floating-Rate Advantage Fund	Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Floating-Rate Fund	Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Global Macro Absolute Return Fund	Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Government Obligations Fund	Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance High Income Opportunities Fund	Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance International Equity Fund	Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance International Income Fund	Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Large-Cape Core Research Fund	Eaton Vance Tax-Managed Value Fund
Eaton Vance Low Duration Fund

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston
Eaton Vance Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund	Eaton Vance Large-Cap Growth Fund
Eaton Vance Dividend Builder Fund	Eaton Vance Large-Cap Value Fund
Eaton Vance Emerging Markets Fund	Eaton Vance Real Estate Fund
Eaton Vance Enhanced Equity Option Income Fund	Eaton Vance Risk-Managed Equity Option Income
Eaton Vance Equity Asset Allocation Fund	Fund
Eaton Vance Greater India Fund	Eaton Vance Small-Cap Fund
Eaton Vance Institutional Short Term Income Fund	Eaton Vance Small-Cap Value Fund
Eaton Vance Investment Grade Income Fund	Eaton Vance Special Equities Fund

A-2